Ext. 10.25

ADDENDUM

This is an addendum to the Convertible Note, dated July 14, 2014, issued by the maker, OICCO Acquisition Iv Inc., now known as VapAria Corporation, to the payee, Artemisa Holdings, Inc., in the principal amount of US $40,000, at the annual interest rate of 10% and payable on September 1, 2014 (the "Note").

On September 1, 2014, the parties agreed to extend the maturity date of the note from September 1, 2014 to December 1, 2014, upon the same terms and conditions set forth in the Note.

Then on December 1, 2014, the parties agreed to extend the maturity date of the note to December 31, 2015, upon the same terms and conditions set forth in the Note.

Then on December 31, 2015, the parties agreed to extend the maturity date of the note to July 31, 2016, upon the same terms and conditions set forth in the Note.

Then on July 31, 2016, the parties agreed to extend the maturity date of the note to December 31, 2016, upon the same terms and conditions set forth in the Note.

Then on December 31, 2016, the parties agreed to extend the maturity date of the note to August 31, 2017, upon the same terms and conditions set forth in the Note.

Then on August 31, 2016, the parties agreed to extend the maturity date of the note to December 31, 2017, upon the same terms and conditions set forth in the Note.

Then on December 31, 2017, the parties agreed to extend the maturity date of the note to July 31, 2018.

Then, on July 31, 2018, the parties agreed to extend the maturity date of the note to January 31, 2019, with all terms and conditions of the Note remaining in full force and effect.

And now, the parties have agreed to extend the maturity of the note to August 31, 2019, with all terms and conditions of the Note remaining in full force and effect.

Dated: January 31, 2019

Maker: VapAria Corporation

By ______________________
William P. Bartkowski
President and COO

Payee: Artemisa Holdings

BY: ______________________
Gary Spaniak